                                                                   Exhibit 99.11

May-2001                            1998-A                                Page 1


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $3,208,790,692.40
Beginning of the Month Finance Charge Receivables:              $163,530,104.34
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,372,320,796.74

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $3,147,935,537.87
End of the Month Finance Charge Receivables:                    $159,056,585.18
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $3,306,992,123.05

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $2,300,000,000.00
End of the Month Transferor Amount                              $847,935,537.87
End of the Month Transferor Percentage                                    26.94%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                       $71,394,092.52
     60-89 Days Delinquent                                       $51,307,483.88
     90+ Days Delinquent                                        $102,818,374.25

     Total 30+ Days Delinquent                                  $225,519,950.65
     Delinquent Percentage                                                 6.82%

Defaulted Accounts During the Month                              $25,049,801.51
Annualized Default Percentage                                              9.37%

May-2001                              1998-A                              Page 2


Principal Collections                                           $411,386,451.79
Principal Payment Rate                                                    12.82%

Total Payment Rate                                                        13.70%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                            $370,500,000.00
     Class B Initial Invested Amount                             $57,000,000.00
     Class C Initial Invested Amount                             $47,500,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $475,000,000.00

     Class A Invested Amount                                    $468,000,000.00
     Class B Invested Amount                                     $72,000,000.00
     Class C Invested Amount                                     $60,000,000.00
                                                                ---------------
INVESTED AMOUNT                                                 $600,000,000.00

     Class A Adjusted Invested Amount                           $468,000,000.00
     Class B Adjusted Invested Amount                            $72,000,000.00
     Class C Adjusted Invested Amount                            $60,000,000.00
                                                                ---------------
ADJUSTED INVESTED AMOUNT                                        $600,000,000.00

PREFUNDED AMOUNT                                                          $0.00

FLOATING ALLOCATION PERCENTAGE                                            18.70%
PRINCIPAL ALLOCATION PERCENTAGE                                           18.70%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                 $76,923,643.40

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                     $9,467,550.22

MONTHLY SERVICING FEE                                               $750,000.00

INVESTOR DEFAULT AMOUNT                                           $4,683,970.49

May-2001                             1998-A                               Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                           $7,969,689.19
     Other Amounts                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $7,969,689.19

     Class A Monthly Interest                                     $1,721,817.50
     Class A Servicing Fee                                          $585,000.00
     Class A Investor Default Amount                              $3,653,496.98

TOTAL CLASS A EXCESS SPREAD                                       $2,009,374.71

CLASS A REQUIRED AMOUNT                                                   $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                           $1,226,106.04
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $1,226,106.04

     Class B Monthly Interest                                       $280,395.00
     Class B Servicing Fee                                           $90,000.00

TOTAL CLASS B EXCESS SPREAD                                         $855,711.04
CLASS B INVESTOR DEFAULT AMOUNT                                     $562,076.46
CLASS B REQUIRED AMOUNT                                             $562,076.46

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                        $75,000.00

May-2001                              1998-A                              Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $3,811,840.74

     Excess Spread Applied to Class A Required Amount                     $0.00

     Excess Spread Applied to Class A Investor Charge Offs                $0.00

     Excess Spread Applied to Class B Required Amount               $562,076.46

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                      $0.00

     Excess Spread Applied to Class C Required Amount               $733,059.55

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                      $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee           $125,000.00

     Excess Spread Applied to Cash Collateral Account                     $0.00

     Excess Spread Applied to Spread Account                              $0.00

     Excess Spread Applied to Reserve Account                             $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                            $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                             $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $2,391,704.73

May-2001                              1998-A                              Page 5


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $9,315,594.30

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                             $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                             $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.39%
    Base Rate (Prior Month)                                                7.29%
    Base Rate (Two Months Ago)                                             7.43%
                                                                  -------------
THREE MONTH AVERAGE BASE RATE                                              7.03%

    Portfolio Yield (Current Month)                                       11.07%
    Portfolio Yield (Prior Month)                                         11.84%
    Portfolio Yield (Two Months Ago)                                      13.09%
                                                                  -------------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

May-2001                               1998-A                             Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $76,923,643.40

INVESTOR DEFAULT AMOUNT                                            $4,683,970.49

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certficates                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $81,607,613.89

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $18,000,000.00
    Available Cash Collateral Amount                              $18,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                        First USA Bank, National Association
                                        as Servicer

                                        By: /s/ Tracie Klein
                                            --------------------------
                                            Tracie H. Klein
                                            First Vice President